Supplement to the

Fidelity Asset Manager® 20%

Fidelity Asset Manager 30%

Fidelity Asset Manager 40%

Fidelity Asset Manager 50%

Fidelity Asset Manager 60%

Fidelity Asset Manager 70%

Fidelity Asset Manager 85%

Funds of Fidelity Charles Street Trust

STATEMENT OF ADDITIONAL INFORMATION

December 17, 2008

The following information replaces similar information for Derek Young found in the "Management Contracts" section beginning on page 37.

Geoff Stein is the portfolio manager of Asset Manager 20%, Asset Manager 30%, Asset Manager 40%, Asset Manager 50%, Asset Manager 60%, Asset Manager 70%, and Asset Manager 85%, and receives compensation for his services. As of June 30, 2009, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of the portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

The portfolio manager's base salary is determined by level of responsibility and tenure at FMR or its affiliates. The primary components of the portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) measured against a benchmark index (which may be a customized benchmark index developed by FMR) assigned to each fund or account, and (ii) how the portfolio manager allocates the assets of funds and accounts among their asset classes, which results in monthly impact scores, as described below. The pre-tax investment performance of the portfolio manager's fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over the portfolio manager's tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index. The portfolio manager also receives a monthly impact score for each month of his tenure as manager of a fund or account. The monthly impact scores are weighted according to his tenure on his fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. The bonus is based on the aggregate impact scores for applicable annual periods eventually encompassing periods of up to five years. A smaller, subjective component of the portfolio manager's bonus is based on his overall contribution to management of FMR.

The portion of the portfolio manager's bonus that is linked to the investment performance of Asset Manager 20%, Asset Manager 30%, Asset Manager 40%, Asset Manager 50%, Asset Manager 60%, Asset Manager 70%, and Asset Manager 85% is based on each fund's pre-tax investment performance relative to the performance of the fund's customized benchmark index, on which the fund's target asset allocation is based. The portion of the portfolio manager's bonus that is based on impact scores is based on how he allocates each fund's assets among the stock, bond, and short-term/money market asset classes, which are represented by the components of the Asset Manager 20% Composite Index, the Asset Manager 30% Composite Index, the Asset Manager 40% Composite Index, the Asset Manager 50% Composite Index, the Asset Manager 60% Composite Index, the Asset Manager 70% Composite Index, and the Asset Manager 85% Composite Index. The components of each index are described in the table below. The portfolio manager's bonus is based on the percentage of each fund actually invested in each asset class. The percentage overweight or percentage underweight in each asset class relative to the neutral mix is multiplied by the performance of the index that represents that asset class over the measurement period, resulting in a positive or negative impact score.

ARB-09-01 August 13, 2009
1.473233.121

Fund	Composite Benchmark Index	Composite components' relative weightings in each fund's neutral mix
Asset Manager 20%	Asset Manager 20% Composite Index	20% Dow Jones U.S. Total Stock IndexSM 50% Barclays Capital U.S. Aggregate Index 30% Barclays Capital 3-Month U.S. Treasury Bill Index
Asset Manager 30%	Asset Manager 30% Composite Index	30% Dow Jones U.S. Total Stock Index 50% Barclays Capital U.S. Aggregate Index 20% Barclays Capital 3-Month U.S. Treasury Bill Index
Asset Manager 40%	Asset Manager 40% Composite Index	35% Dow Jones U.S. Total Stock Index 5% MSCI® EAFE® Index (net MA tax) 45% Barclays Capital U.S. Aggregate Index
15% Barclays Capital 3-Month U.S. Treasury Bill Index

Asset Manager 50%	Asset Manager 50% Composite Index	45% Dow Jones U.S. Total Stock Index 5% MSCI EAFE Index (net MA tax) 40% Barclays Capital U.S. Aggregate Index
10% Barclays Capital 3-Month U.S. Treasury Bill Index

Asset Manager 60%	Asset Manager 60% Composite Index	50% Dow Jones U.S. Total Stock Index 10% MSCI EAFE Index (net MA tax) 35% Barclays Capital U.S. Aggregate Index
5% Barclays Capital 3-Month U.S. Treasury Bill Index

Asset Manager 70%	Asset Manager 70% Composite Index	60% Dow Jones U.S. Total Stock Index 10% MSCI EAFE Index (net MA tax) 25% Barclays Capital U.S. Aggregate Index
5% Barclays Capital 3-Month U.S. Treasury Bill Index

Asset Manager 85%	Asset Manager 85% Composite Index	70% Dow Jones U.S. Total Stock Index 15% MSCI EAFE Index (net MA tax) 15% Barclays Capital U.S. Aggregate Index

The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR's parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

A portfolio manager's compensation plan may give rise to potential conflicts of interest. Although investors in a fund may invest through either tax-deferred accounts or taxable accounts, a portfolio manager's compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate his time and investment ideas across multiple funds and accounts. In addition, a fund's trade allocation policies and procedures may give rise to conflicts of interest if the fund's orders do not get fully executed due to being aggregated with those of other accounts managed by FMR or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund's Code of Ethics

The following table provides information relating to other accounts managed by Mr. Stein as of June 30, 2009:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	11	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$ 11,902	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Asset Manager 20% ($2,055 (in millions) assets managed), Asset Manager 30% ($49 (in millions) assets managed), Asset Manager 40% ($31 (in millions) assets managed), Asset Manager 50% ($5,447 (in millions) assets managed), Asset Manager 60% ($43 (in millions) assets managed), Asset Manager 70% ($2,116 (in millions) assets managed), and Asset Manager 85% ($455 (in millions) assets managed).

As of June 30, 2009, the dollar range of shares of Asset Manager 20% beneficially owned by Mr. Stein was $100,001 - $500,000, the dollar range of shares of Asset Manager 30% beneficially owned by Mr. Stein was none, the dollar range of shares of Asset Manager 40% beneficially owned by Mr. Stein was none, the dollar range of shares of Asset Manager 50% beneficially owned by Mr. Stein was $100,001 - $500,000, the dollar range of shares of Asset Manager 60% beneficially owned by Mr. Stein was none, the dollar range of shares of Asset Manager 70% beneficially owned by Mr. Stein was none, and the dollar range of shares of Asset Manager 85% beneficially owned by Mr. Stein was $50,001 - $100,000.